Exhibit 10.39

EXECUTION VERSION

WAIVER AND AMENDMENT NO. 1 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT ("Amendment") is dated as of February 27, 2017, and is entered into by and among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation ("GLDD"), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company ("GLDD LLC"), NASDI HOLDINGS, LLC, a Delaware limited liability company ("NASDI), GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation ("Environmental"), GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company ("Solutions"), and GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company ("Infrastructure") (GLDD, GLDD LLC, NASDI, Environmental, Solutions and Infrastructure, collectively, the "Borrowers", and each a "Borrower"), the Lenders identified on the signature pages hereof, and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

W I T N E S S E T H

WHEREAS, Borrowers, each other Credit Party party thereto from time to time, Agent and the lenders from time to time party thereto (the "Lenders") are parties to that certain Revolving Credit and Security Agreement dated as of December 30, 2016 (as amended, restated, modified and supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Borrowers have informed Agent that Borrowers have breached Section 7.16 of the Credit Agreement resulting in an Event of Default under Section 10.5 of the Credit Agreement by permitting the aggregate balance in deposit accounts of the Credit Parties that are located outside of the United States to be over $5,000,000 from time to time during the period from the Closing Date until the date hereof (the "Existing Event of Default"), and Borrowers have requested that the Required Lenders waive the Existing Event of Default, and Required Lenders have agreed to do so subject to the terms and conditions set forth herein;

WHEREAS, Borrowers have requested that Agent and Required Lenders amend the Credit Agreement in certain respects, and Agent and Required Lenders have agreed to make such amendments, as set forth herein subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Waiver. In reliance upon the representations and warranties of the Credit Parties set forth in Section 3 below and subject to the conditions to effectiveness set forth in

Section 4 below, Required Lenders hereby waive the Existing Event of Default.  This is a limited waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Credit Agreement or any Other Documents or any other requirements of any provision of the Credit Agreement or any Other Documents or a consent to any other modification of the Credit Agreement and the Other Documents, and shall not be deemed to prejudice any right or rights which Agent or the Lenders may now have or may have in the future under or in connection with Credit Agreement and the Other Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.Amendments to Credit Agreement.  In reliance upon the representations and warranties of the Credit Parties set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 4 below:

(a)Clause (vii) of the definition of "Excluded Deposit Account" set forth in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vii) a deposit account located outside of the United States to the extent the aggregate balance in all such accounts does not exceed $5,000,000 for more than five (5) consecutive Business Days and such accounts are used only to fund projects in the Ordinary Course of Business, and

(b)Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.16

Deposit Accounts.  Permit the aggregate balance in deposit accounts of the Credit Parties that are located outside of the United States to exceed $5,000,000 for more than five (5) consecutive Business Days.

3.Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent and Lenders that as of the date hereof, after giving effect to this Amendment and the transactions contemplated hereby:

(a)The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of each Credit Party;

(b)No Default or Event of Default has occurred and is continuing; and

(c)The representations and warranties of each Credit Party set forth in the Credit Agreement and each Other Document are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:

(a)Agent shall have received a copy of this Amendment executed by each Credit Party and Required Lenders;

(b)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

5.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby releases and forever discharges Agent, each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Other Documents, as each may have been amended prior to the date hereof, or the Indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Other Documents, in each case arising prior to or on the date of this Amendment.

6.Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

7.References.  Any reference to the Credit Agreement contained in the Credit Agreement or any Other Document shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

8.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page.  This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

9.Ratification.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement and the Other Documents.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.

10.Costs and Expenses.  Each Credit Party acknowledges that Section 16.9 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

11.Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS: GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation By: /s/ Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company By: /s/ Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

NASDI HOLDINGS, LLC, a Delaware limited liability company By: /s/ Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation By: /s/ Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company By: /s/ Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company By: /s/ Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, As Lender and as Agent By: /s/ Adam Moss Name: Adam Moss Title: Vice President

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

Deutsche Bank AG New York, As a Lender By: /s/ Marcus Tarkington Name: Marcus Tarkington Title: Director By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

The PrivateBank and Trust Company, As a Lender By: /s/ Brett Hrupek Name: Brett Hrupek Title: Managing Director

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

SunTrust Bank, As a Lender By: /s/ Douglas M. Sherlag Name: Douglas M. Sherlag Title: Director

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

Texas Capital Bank, National Association, As a Lender By: /s/ Terri Sandridge Name: Terri Sandridge Title: Vice President

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

Woodforest National Bank, As a Lender By: /s/ John Zimbo Name: John Zimbo Title: First Vice President

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

BANK OF AMERICA, N.A., As a Lender By: /s/ Ciara Forreset Bochenek Name: Ciara Forrest Bochenek Title: Vice President

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, As a Lender By: /s/ Julianne Low Name: Julianne Low Title: Senior Director

Signature Page to Waiver and Amendment No. 1 to Revolving Credit and Security Agreement